                                                                     Exhibit 3.1

                           LUSCAR ENERGY PARTNERSHIP

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                  (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the report of Luscar Energy Partnership (the "Company") on Form 6-K for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2004

       /s/ Dennis Maschmeyer                          /s/ Jowdat Waheed
---------------------------------              ---------------------------------
Name:  Dennis Maschmeyer                       Name:  Jowdat Waheed
Title: Chief Executive Officer                 Title: Chief Financial Officer
       Luscar Energy Partnership                      Luscar Energy Partnership

A signed original of this written statement required by Section 906 has been provided to Luscar Energy Partnership and will be retained by Luscar Energy Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

                                       5